Exhibit 99.1

0 Investor Presentation November / December 2020

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements refl ect our views at such time with respect to, among other things, future events and our financial performance. These statements are of ten , but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe ,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these words or other comparable words or phrases of a future or forward - looking nature. These forward - looking statem ents are not historical facts and are based on current expectations, estimates and projections about our industry, management’s be lie fs and certain assumptions made by management, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed o r i mplied by the forward - looking statements. Factors that could cause our actual results to differ materially from those described in the forward - looking statements can be found in our SEC filings, including, but not limited to, our Annual Report on Form 10 - K for the year ended Dec ember 31, 2019, and our Quarterly Report on Form 10 - Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 which are available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward - looking statement, wheth er as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these core measures provide usefu l information about our operating results and enhance the overall understanding of our past performance and future performance. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitat ions as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial con dit ion as reported under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The reconciliation of such measures to the comparable GAA P figures are included in the appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

Q3 2020 HIGHLIGHTS 1 (1) Comparisons to Q2 2020 (2) ROATA and ROATCE are non GAAP financial measures. A reconciliation of average tangible assets and average tangible stockhold ers ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on October 21, 2020. Payable December 4, 2020 to shareholders of record at close of business on November 23, 2020. 2 • 4.8% increase in net interest income • 7.1% increase in noninterest income • Noninterest expenses flat • 6 bp decrease in cost of deposits • Improved asset quality metrics • $5.1 mm provision expense • Strong liquidity: 169% modified US liquidity coverage ratio • Well - capitalized: 12.22% CET1 ratio • Declared $0.26 / share dividend » Increases in net interest and noninterest income, expenses held flat » 12 bp increase in NIM » Improved asset quality metrics Q3 2020 Q2 2020 Net Income ($mm) $65.1 $20.0 Diluted EPS $0.50 $0.15 Net Interest Margin 2.70% 2.58% Efficiency Ratio 50.0% 52.7% ROA / ROATA 2 1.16% / 1.21% 0.36% / 0.38% ROE / ROATCE 2 9.58% / 15.16% 2.99% / 4.74% Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 7.91% 12.22% 13.47% 7.75% 11.86% 13.11% Dividend 3 $0.26 / share $0.26 / share

ASSET QUALITY IMPROVED FROM Q2 3 0 10 20 30 40 50 60 Mar-20 Jun-20 Sep-20 Provision and NCO Provision Net Charge Off 0 10 20 30 40 50 60 Mar-20 Jun-20 Sep-20 NPA and 90 Past Due 0 200 400 600 800 1,000 Mar-20 Jun-20 Sep-20 Commercial Criticized Assets Special Mention Classified 0 20 40 60 80 100 Mar-20 Jun-20 Sep-20 30 - 89 Past Due ($ mm) ($ mm) ($ mm) ($ mm) • 90 past due comprised of accruing loans • 30 - 89 past due comprised of accruing and non - accruing loans

ALLOWANCE FOR CREDIT LOSSES PROVISION STABILIZED ON UNCHANGED OUTLOOK AND IMPROVED ASSET QUALITY ($ in 000’s) C&I CRE Const Lease Mortgage Home Equity Consumer Total 6/30/20 ACL 21,299 53,122 5,276 3,837 33,874 7,635 67,077 192,120 Charge - offs (598) - - - - - (4,238) (4,836) Recoveries 1,699 - 30 - 27 16 3,148 4,920 Provision (1,129) (1,389) (372) 214 8,316 (50) (1,918) 3,672 9/30/20 ACL 21,271 51,733 4,934 4,051 42,217 7,601 64,069 195,876 % of Total ACL 10.9% 26.4% 2.5% 2.1% 21.6% 3.9% 32.7% 100% Total Loan Balance 3,170,262 3,461,085 662,871 245,977 3,669,051 864,789 1,425,934 13,499,969 Asset Ratio (w/ PPP) 0.67% 1.49% 0.74% 1.65% 1.15% 0.88% 4.49% 1.45% Asset Ratio (no PPP) 0.95% 1.49% 0.74% 1.65% 1.15% 0.88% 4.49% 1.56% Q3 provisions reflect a weak but unchanged economic view with relatively few changes in the risk composition of the portfolio. We continue to hold a qualitative overlay for loans based on default expectations not in the model. Q3 ACL increased by $3.8 million to $195.9 million. The reserve for unfunded commitments increased by $1.4 million to $24.6 million. Q3 asset coverage is 1.45% of all loans and 1.56% excluding PPP loans. 4 Asset Rollforward of the Allowance for Credit Losses

LOAN DEFERRALS 96% OF BORROWERS OFF DEFERRAL RETURNED TO PAYMENT As of 9/30/20 Total Deferrals 1 ($ mm) Returned to Pay ($ mm) Original Deferrals ($ mm) 2 nd Deferrals ($ mm) Delinquent ($ mm) Commercial and Industrial 810 789 9 10 1 Commercial Real Estate 1,196 1,093 58 46 - Construction 62 59 3 1 - Lease Financing 10 10 - - - Sub - Total Commercial 2,078 1,951 70 56 1 Residential Mortgage 684 70 589 25 - Consumer 259 210 36 - 13 Sub - Total Consumer 944 280 625 25 13 Grand Total 3,022 2,232 695 81 14 5 • 96% of borrowers coming off deferral have returned to payments with a small portion offered a 2nd deferral based on additional considerations. • 5.8% of the loan portfolio remains on active deferral. • Excluding residential mortgage, 1.2% of the loan portfolio remains on active deferral. Note: Totals may not sum due to rounding 1 All loans flagged as having received a COVID - 19 deferral

COMMERCIAL RISK RATING COMPOSITION BY LOAN TYPE 0 200 400 600 Special Mention Substandard Pre - COVID 3/31/20 C&I CRE Const Lease 6 As of 9/30/20 0 200 400 600 Special Mention Substandard COVID 6/30/20 C&I CRE Const Lease 0 200 400 600 Special Mention Substandard COVID 9/30/20 C&I CRE Const Lease ($ mm) ($ mm) ($ mm) Risk Rating C&I ($ 000’s) % CRE ($ 000’s) % Const. ($ 000’s) % Lease ($ 000’s) % Total ($ 000’s) % Pass 2,812,984 89% 3,130,181 90% 586,440 88% 235,996 96% 6,765,601 90% Special Mention 176,499 6% 259,023 8% 16,083 2% 3,541 1% 455,146 6% Substandard 81,820 3% 71,379 2% 3,946 1% 6,440 3% 163,585 2% Doubtful 195 0% 0 0% 0 0% 0 0% 195 0% Other 98,764 3% 502 0% 56,402 9% 0 0% 155,668 2% Total 3,170,262 100% 3,461,085 100% 662,871 100% 245,977 100% 7,540,195 100%

EXPOSURE TO SELECT INDUSTRIES BALANCES FLAT TO DOWN VS Q1, EX PPP 7 As of 9/30/20 Total ($ mm) C&I ($ mm) CRE/ Const ($ mm) % of Total Loans and Leases PPP 2 ($ mm) Comments Hospitality and Hotels 525 148 377 3.9% 57 Investment grade SNC and properties with good LTV/Sponsorship Retail (ex auto ) 737 163 574 5.5% 60 Primarily businesses and properties geared to essential spend Auto Related 916 788 128 6.8% 64 Long time customers many being multi store/brand Transportation 118 106 12 0.9% 36 No aircraft exposure Food Service 205 199 6 1.5% 112 Primarily franchisees with QSR formats Leveraged (High Risk C&I) 1 100 100 - 0.7% - • Little or no direct exposure to entertainment, energy or nursing homes 1 Leveraged category is composed of accounts not contained in select industries listed 2 PPP balances presented are contained in total for each category

INVESTMENT HIGHLIGHTS 8 Strong, Consistent Financial Performance Leading Position In Attractive Market Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

STRONG PERFORMER IN ATTRACTIVE MARKET

First Hawaiian, Inc.

Branch Presence


58 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Financial Overview – 3Q 2020 YTD ($ billions)

Market Cap	*$2.2*	*Loans*	*$ 13.5*
Assets	*$ 22.3*	*Deposits*	*$ 18.9*

ROATCE(2), (4)


9.8%
12.7%
FHB
Top Quartile(1)

ROATA(2), (4)


0.8%
1.2%
FHB
Top Quartile(1)

Efficiency Ratio(2), (3)


51.3%
50.5%
FHB
Top Quartile(1)

Cost of Deposits


23 bps
31 bps
FHB
Top Quartile(1)

NALs / Loans


0.13%
0.32%
FHB
Top Quartile(1)

Dividend Yield (5)


6.03%
4.70%
FHB
Top Quartile(1)

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii since 2004
- ✓ Largest Hawaii-based lender
- ✓ $15.4 bn assets under administration as of 3Q20
- ✓ Proven through the cycle and outstanding operating performance

Source: Public filings and S&P Global Market Intelligence as of 03-Nov-2020
Note: Financial data as of 30-Sep-2020. Market data as of 30-Oct-2020.
(1) Top quartile is based on public banks $10–$50bn in assets constituted as of 31-Dec-2019; excludes merger targets.
(2) FHB ratios shown as core. Core operating measures exclude certain gains, expenses and one-time items. See annual and quarterly non-GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix.
(3) Core efficiency ratio is a non-GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix.
(4) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(5) Dividend yield based on dividend paid in 3Q 2020 and closing market price as of 30-Oct-2020.

9

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 10 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Over 42k active duty personnel stationed in Hawaii with over 60k dependents (3) • Almost 20k civilian employees (3) • Estimated total defense spending in Hawaii in 2018: $7.2 bn (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) Hawaiidefenseeconomy.org

EXPERIENCED LEADERSHIP TEAM 11 LEADERSHIP TEAM ROBERT HARRISON Chairman, President & Chief Executive Officer ▪ Joined First Hawaiian Bank in 1996. Named Chief Executive Officer in January 2012 and Chairman of First Hawaiian Bank in May 2014. Served as Chief Operating Officer of First Hawaiian Bank from December 2009 to January 2012 and as its President from December 2009 to May 2015. He was named Vice Chairman in 2007 and served as the bank’s Chief Risk Officer from 2006 to 2009. ▪ 31 years of industry experience. ALAN ARIZUMI Vice Chairman, Wealth Management Group ▪ Joined First Hawaiian Bank in 1983. Has served in current capacity since 2014. Over 35 years of industry experience. Past positions include Chief Risk Officer. RALPH MESICK Vice Chairman & Chief Risk Officer, Risk Management Group ▪ Joined First Hawaiian Bank in 2012. Over 30 years of industry experience. Has served in current capacity since 2016. LANCE MIZUMOTO Vice Chairman and Chief Lending Officer, Wholesale Banking Group ▪ Re - joined First Hawaiian Bank in 2017. Previously with the bank from 1996 - 2005. Over 35 years of industry experience. MITCHELL NISHIMOTO Vice Chairman and Head of Retail Banking Group ▪ Joined First Hawaiian Bank in 1986. Past positions included Chief Risk Officer and Region Manager for Kapiolani and Maui regions. GINA ANONUEVO EVP & Chief Compliance Officer, Corporate Compliance Division ▪ Joined First Hawaiian Bank in 2006. Former FDIC Examiner with over 20 years industry experience. Has served in current capacity since 2011. NEILL CHAR EVP, Commercial Banking Group ▪ Joined First Hawaiian Bank in 2001. Over 26 years of industry experience. CHRIS DODS EVP, Digital Banking & Marketing Group ▪ Joined First Hawaiian Bank in 2007. Over 13 years of industry experience. RAVI MALLELA EVP, Chief Financial Officer, Finance Group ▪ Joined First Hawaiian Bank in 2018. Over 16 years of industry experience. IRIS MATSUMOTO EVP, Human Resources Division ▪ Joined First Hawaiian Bank in 1998. Over 30 years of experience in human resources. Has served in current capacity since 2008. JOEL RAPPOPORT EVP , General Counsel & Corporate Secretary, Legal & Corporate Services Division ▪ Joined First Hawaiian Bank in 2017. Over 31 years industry experience.

Source: Public filings and S&P Global Market Intelligence as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcilia tions of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (return on average tangible common equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.0% 18.1% 9.8% 8.8% 14.8% 10.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 46.7% 50.2% 51.3% 61.7% 63.9% 56.6% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 STRONG PERFORMANCE THROUGH THE CYCLE 12 Through the Cycle Credit Performer Strong Expense Mgmt. Culture (1) Consistent Record of Profitability (1) Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $9.1 $18.9 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 $6.5 $13.5 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (2) 3Q20 Cost of Deposits: 0.13% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.21% 0.41% 3.13% 0.70% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 YTD YTD

0.21% 0.73% 0.29% 0.11% 1.18% 0.15% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 13 Year Ended December 31 0.16% 0.63% 0.21% 0.42% 3.13% 0.70% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 As of December 31 1.43% 1.45% 1.14% 2.10% 1.45% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 71.4x 11.1x 3.2x 2.3x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x YTD

1.39% 1.30% 1.31% 1.22% 1.10% 1.18% 1.22% 1.49% 1.51% 0.80% 0.87% 1.03% 1.05% 1.09% 1.05% 1.10% 1.07% 1.40% 1.37% 0.95% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 14 Source: Public filings and S&P Global Market Intelligence, as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATA (return on average tangible assets) and ROATCE (return on average tangible common equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.0% 11.8% 12.3% 11.8% 11.3% 13.8% 14.9% 19.6% 18.1% 9.8% 9.4% 11.4% 11.9% 11.7% 11.8% 12.2% 11.4% 15.3% 14.8% 10.7% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 Year Ended December 31 Consistent Core Earnings ($mm) (1) ROATA (1),(2) Stable Earnings Drivers ROATCE (1),(2) Year Ended December 31 Consistent Earnings Peer Leading Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets $ 198 $ 197 $ 205 $ 202 $ 196 $ 217 $ 230 $ 287 $ 292 $ 124 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 Year Ended December 31 ▪ Leading loan and deposit position in attractive market ▪ Demonstrated history of disciplined expense management ▪ Consistent underwriting standards with proven performance through the credit cycle YTD YTD YTD

6.0% 3.9% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets WELL CAPITALIZED WITH AN ATTRACTIVE DIVIDEND 15 Source: Public filings and S&P Global Market Intelligence as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019, excludes merger targets. Percentages m ay not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on 3Q 2020 paid dividend and market data as of 30 - Oct - 2020. Robust Capital Position Attractive Dividend Yield (1)(2) Capital Management Approach 12.2% 11.7% 1.3% 2.3% 13.5% 14.6% FHI 2Q20 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 Tier 1 Leverage 7.9% 9.2% ▪ Retain sufficient earnings to support growth and maintain strong capital levels ▪ Held dividend at $0.26/share in Q3 ▪ Suspended share repurchase program in Q1 2020 ▪ At September 30, 2020, First Hawaiian Inc. had $411 million of capital over and above the amount required to remain “well capitalized,” including the capital conservation buffer.

16 Appendix

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 57 commercial bankers(2)
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- #1 deposit market share in Hawaii (35.0%)(1)
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 178,000 accounts with more than $2.3bn annual spend(2)
- Consumer, small businesses, and commercial cards
- Issuer of both Visa and MasterCard

Wealth Management

- $15.4 bn of AUA(3) and 37 financial advisors(2)
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 5,500 terminals processed ~46.9mm transactions in 2019
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2020
(2) As of 31-Dec-2019
(3) As of 30-Sep-2020

17

$ 140 $ 141 $ 141 $ 144 $ 145 $ 146 $ 143 $ 140 $ 139 $ 128 $ 134 3.47% 3.58% 3.61% 3.77% 3.85% 3.88% 3.79% 3.66% 3.57% 2.84% 2.86% 0.35% 0.40% 0.47% 0.48% 0.56% 0.57% 0.54% 0.44% 0.38% 0.19% 0.13% 3.13% 3.18% 3.11% 3.23% 3.23% 3.25% 3.19% 3.15% 3.12% 2.58% 2.70% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Net Int Inc. Earning Asset Yield Cost of Deposits NIM MANAGING NIM THROUGH A CHALLENGING INTEREST RATE ENVIRONMENT 18 Actively Managing Funding Costs ▪ Active repricing of high - cost commercial and consumer deposit accounts following recent rate cuts helped partially offset rate cut impact on asset yields ▪ Cost of deposits declined 19 basis points in Q2 and 6 basis points Q3 ▪ $400mm of FHLB fixed - rate advances with a weighted average rate of 2.84% allowed to mature and roll off at the end of 2Q and beginning of 3Q 2020 ▪ Actively managing balance of public time deposits ▪ Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 23) Balance sheet management and lower cost of deposits drove 12 bp NIM increase in Q3 2020

$8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $18.9 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 Demand 37% Money Market 18% Savings 26% Time 10% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $18.9bn 3Q20 Cost of Deposits: 0.13% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.23% 1.71% 3.02% 0.45% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. ~9% of Total Deposits are Public Deposits Public Savings 5% $1.5 bn reduction in Public Time Deposits in 2018 and 2019 Public Time 4% ▪ In 2018 and 2019 we reduced the balance of public time deposits as part of our balance sheet optimization strategy ▪ We increased the balance of public time deposits in Q2 2020 to fund line draws and pre - fund PPP loans ▪ Reduced balance of public time deposits by $853 mm in Q3 2020 as liquidity needs stabilized Management of Public Time Deposits YTD 19

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.5 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 3Q20 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio 20 Well positioned to serve clients during the financial crisis Loans: $13.5bn 3Q20 Loan Yield: 3.56% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 71% Year Ended December 31, Balanced Loan Portfolio (as of 9/30/20) Steady Loan Growth ($bn) Note: Financial data as of 30 - Sep - 2020 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 56% Commercial, 44% Consumer ▪ 82% Hawaii/Guam/Saipan, 18% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 68% Hawaii/Guam/Saipan, 32% Mainland ▪ $1.0bn Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 32% Hawaii - based, 68% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019 ▪ Leveraged SBA experience to quickly launch PPP program and process over 6,000 loans for approximately $ 940 mm in principal balances ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $3,170 mm 24% CRE $3,461 mm 26% Construction $663 mm 5% Leasing $246 mm 2% Residential $3,669 mm 27% Home Equity $865 mm 6% Consumer Auto $952 mm 7% Credit Card $291 mm 2% Other Consumer $183 mm 1% Loan Portfolio Highlights (as of 9/30/20)

46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 51.3% 61.7% 63.0% 63.9% 62.8% 61.4% 60.0% 58.3% 56.4% 56.2% 56.6% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 1.81% 1.72% 2.98% 2.99% 2.91% 2.74% 2.71% 2.54% 2.52% 2.47% 2.38% 2.26% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 21 Source: Public filings and S&P Global Market Intelligence, as of 03 - Nov - 2020 Note: Financial data as of 30 - Sep - 2020. $10 – $50bn banks constituted as of 31 - Dec - 2019; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendi x. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets (1) Well Managed Core Noninterest Expense ($mm) (1),(2) Efficiency Ratio (1),(2) • Maintained expense discipline during crisis • Q3 2020 expenses flat to Q2 2020 expenses • Announced decision to keep four branches permanently closed • Pick up in economic activity is expected to lead to increased revenue as well as increased expenses $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 $ 368 $ 280 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 51.3% '11 '12 '13 '14 '15 '16 '17 '18 19 3Q20 Core Noninterest Expense Core Efficiency Ratio CAGR: 2.1% Year Ended December 31, YTD YTD YTD

THE LEADER IN HAWAII

First Hawaiian, Inc.

The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits

	First Hawaiian, Inc.	Bank of Hawaii	AMERICAN Savings Bank	CENTRAL PACIFIC BANK
Branches	58	67	44	35
FTEs	2,099	2,038	1,073	799
Assets ($bn)	22.3	20.1	8.1	6.6
Loans ($bn)	13.5	11.8	5.5	5.0
Deposits ($bn)	18.9	17.7	7.1	5.7
YTD 3Q 2020 ROATCE	9.8%(1),(2)	11.3%	9.0%	6.2%
YTD 3Q 2020 ROATA	0.80%(1),(2)	0.78%	0.74%	0.53%



Loan Portfolio
Commercial
Commercial RE
Residential RE
HELOC
Consumer & Other
12%
6%
24%
27%
31%
11%
16%
14%
25%
34%
4%
18%
15%
19%
44%
10%
11%
21%
33%
25%
Deposit Portfolio
Transaction Accounts
Savings / MMDA
Time Deposits
14%
36%
50%
10%
38%
52%
6%
8%
86%
16%
13%
71%

Hawaii Deposits[3]				
Rank	#1	#2	#3	#4
Share	35.0%	32.2%	13.9%	11.4%

Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, otherwise regulatory data used.
Note: Financial data as of 30-Sep-2020.
(1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non-GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix.
(2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one-time items. See reconciliation of core net income to the comparable FHB GAAP measure in the appendix.
(3) Deposit market share based on FDIC data as of 30-Jun-2020.

22

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 23 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 2Q20 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Hawaii Banks² U.S. Banks³ Fed Funds 30bps Current Funding Advantage 3.34% 1.98% 5.25% 136bps Funding Advantage 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.06% 0.49% 0.19%

GAAP TO NON - GAAP RECONCILIATIONS We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, basic and diluted earn ing s per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non - GAAP financial measure. These core measures exclude from the cor responding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non - GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain e xpe nses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance th e overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP an d all other relevant information when assessing our performance or financial condition. Core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non - GAAP fi nancial measures. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest in com e. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total st ock holders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tang ibl e assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets and tangible book value per share are non - GAAP financial me asures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculate d b y subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby eff ect ively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our ave rag e total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible st ockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equ ity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital ade quacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, the y have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported u nde r GAAP. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP meas ures. 24

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended September 30, 2020	June 30, 2020	September 30, 2019	For the Nine Months Ended September 30, 2020	September 30, 2019
Income Statement Data:					
Net income	$ 65,101	$ 20,049	$ 74,199	$ 124,015	$ 216,556
Core net income	$ 65,083	$ 20,204	$ 75,871	$ 124,090	$ 220,535
Average total stockholders' equity	$ 2,704,129	$ 2,697,775	$ 2,648,428	$ 2,687,632	$ 2,600,259
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,708,637	$ 1,702,283	$ 1,652,936	$ 1,692,140	$ 1,604,767
Average total assets	$ 22,341,485	$ 22,341,654	$ 20,332,457	$ 21,667,948	$ 20,405,261
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$ 21,345,993	$ 21,346,162	$ 19,336,965	$ 20,672,456	$ 19,409,769
Return on average total stockholders' equity[1]	9.58 %	2.99 %	11.12 %	6.16 %	11.13 %
Core return on average total stockholders' equity (non-GAAP)[1]	9.57 %	3.01 %	11.37 %	6.17 %	11.34 %
Return on average tangible stockholders' equity (non-GAAP)[1]	15.16 %	4.74 %	17.81 %	9.79 %	18.04 %
Core return on average tangible stockholders' equity (non-GAAP)[1]	15.15 %	4.77 %	18.21 %	9.80 %	18.37 %
Return on average total assets[1]	1.16 %	0.36 %	1.45 %	0.76 %	1.42 %
Core return on average total assets (non-GAAP)[1]	1.16 %	0.36 %	1.48 %	0.76 %	1.44 %
Return on average tangible assets (non-GAAP)[1]	1.21 %	0.38 %	1.52 %	0.80 %	1.49 %
Core return on average tangible assets (non-GAAP)[1]	1.21 %	0.38 %	1.56 %	0.80 %	1.52 %

[1] Annualized for the three months and nine months ended September 30, 2020 and 2019 and three months ended June 30, 2020.

	As of September 30, 2020	As of June 30, 2020	As of December 31, 2019	As of September 30, 2019
Balance Sheet Data:				
Total stockholders' equity	$ 2,733,934	$ 2,701,897	$ 2,640,258	$ 2,654,558
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,738,442	$ 1,706,405	$ 1,644,766	$ 1,659,066
Total assets	$ 22,310,701	$ 22,993,715	$ 20,166,734	$ 20,598,220
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$ 21,315,209	$ 21,998,223	$ 19,171,242	$ 19,602,728
Shares outstanding	129,911,789	129,866,898	129,928,479	131,260,900
Total stockholders' equity to total assets	12.25 %	11.75 %	13.09 %	12.89 %
Tangible stockholders' equity to tangible assets (non-GAAP)	8.16 %	7.76 %	8.58 %	8.46 %
Book value per share	$ 21.04	$ 20.81	$ 20.32	$ 20.22
Tangible book value per share (non-GAAP)	$ 13.38	$ 13.14	$ 12.66	$ 12.64

25

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands, except per share amounts)	For the Three Months Ended September 30, 2020	June 30, 2020	September 30, 2019	For the Nine Months Ended September 30, 2020	2019
Net interest income	$ 134,002	$ 127,822	$ 143,081	$ 400,507	$ 433,783
Core net interest income (non-GAAP)	$ 134,002	$ 127,822	$ 143,081	$ 400,507	$ 433,783
Noninterest income	$ 48,898	$ 45,656	$ 49,980	$ 143,782	$ 145,825
(Gains) losses on sale of securities	(24)	211	—	102	2,592
Core noninterest income (non-GAAP)	$ 48,874	$ 45,867	$ 49,980	$ 143,884	$ 148,417
Noninterest expense	$ 91,629	$ 91,450	$ 93,466	$ 279,545	$ 279,379
One-time items[1]	—	—	(2,244)	—	(2,766)
Core noninterest expense (non-GAAP)	$ 91,629	$ 91,450	$ 91,222	$ 279,545	$ 276,613
Net income	$ 65,101	$ 20,049	$ 74,199	$ 124,015	$ 216,556
(Gains) losses on sale of securities	(24)	211	—	102	2,592
One-time noninterest expense items[1]	—	—	2,244	—	2,766
Tax adjustments[2]	6	(56)	(572)	(27)	(1,379)
Total core adjustments	(18)	155	1,672	75	3,979
Core net income (non-GAAP)	$ 65,083	$ 20,204	$ 75,871	$ 124,090	$ 220,535
Basic earnings per share	$ 0.50	$ 0.15	$ 0.56	$ 0.95	$ 1.62
Diluted earnings per share	$ 0.50	$ 0.15	$ 0.56	$ 0.95	$ 1.61
Efficiency ratio	50.01 %	52.70 %	48.41 %	51.32 %	48.20 %
Core basic earnings per share (non-GAAP)	$ 0.50	$ 0.16	$ 0.57	$ 0.96	$ 1.65
Core diluted earnings per share (non-GAAP)	$ 0.50	$ 0.16	$ 0.57	$ 0.95	$ 1.64
Core efficiency ratio (non-GAAP)	50.02 %	52.64 %	47.25 %	51.31 %	47.51 %

1) One-time items for the three and nine months ended September 30, 2019 included costs related to a nonrecurring payment for a former executive of the Company pursuant to the Bank's Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016.
2) Represents the adjustments to net income, tax effected at the Company's effective tax rate for the respective period.

26

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31,								
	2019	2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 284.4	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Basic EPS	$2.14	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Diluted EPS	$2.13	$1.93	$1.32	$1.65	$1.53	$1.55	$1.54	$1.68	$1.80
Core Net Income	**$291.8**	**$286.7**	**$230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Average Total Stockholders' Equity	$ 2,609.4	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,613.9**	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,640.3	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,644.8**	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	20,325.7	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 19,330.2**	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	20,166.7	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,171.2**	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	10.90%	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Core Return on Average Total Stockholder's Equity (non-GAAP)	**11.18%**	**11.67%**	**9.08%**	**8.45%**	**7.18%**	**7.47%**	**7.68%**	**7.38%**	**7.50%**
Return on Average Tangible Stockholders' Equity (non-GAAP)	**17.62%**	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Core Return on Average Tangible Stockholder's Equity (non-GAAP)	**18.08%**	**19.61%**	**14.93%**	**13.80%**	**11.28%**	**11.84%**	**12.26%**	**11.79%**	**12.04%**
Return on Average Total Assets	1.40%	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Core Return on Average Total Assets (non-GAAP)	**1.44%**	**1.42%**	**1.16%**	**1.12%**	**1.05%**	**1.15%**	**1.23%**	**1.22%**	**1.30%**
Return on Average Tangible Assets (non-GAAP)	**1.47%**	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**
Core Return on Average Tangible Assets (non-GAAP)	**1.51%**	**1.49%**	**1.22%**	**1.18%**	**1.10%**	**1.22%**	**1.31%**	**1.30%**	**1.39%**

Note: Totals may not sum due to rounding.

27

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	For the Fiscal Year Ended December 31, 2019	2018	2017	2016	2015	2014	2013	2012	2011
Net Interest Income	$ 573.4	$ 566.3	$ 528.8	$491.7	$461.3	$443.8	$439.0	$447.5	$470.0
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	–	(3.1)	–	–	–
Early Loan Termination[2]	–	–	–	–	(4.8)	–	–	–	–
Core Net Interest Income (Non-GAAP)	**$ 573.4**	**$ 566.3**	**$ 528.8**	**$491.7**	**$456.5**	**$440.7**	**$434.7**	**$447.5**	**$470.0**
Noninterest Income[1]	$ 192.5	$ 179.0	$ 205.6	$226.0	$219.1	$216.0	$214.4	$219.1	$200.2
OTTI Losses on Available-For-Sale Securities	–	24.1	–	–	–	–	–	–	–
Gain on Sale of Securities	2.7	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Gain on Sale of Stock (Visa/MasterCard)	4.5	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Bank Properties	–	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Other Adjustments[2,3]	–	–	–	–	(7.5)	–	–	–	(0.9)
Core Noninterest Income (Non-GAAP)	**$199.7**	**$203.1**	**$198.7**	**$198.8**	**$195.9**	**$195.1**	**$202.7**	**$196.0**	**$197.6**
Noninterest Expense[1]	$ 370.4	$ 365.0	$ 347.6	$337.3	$327.3	$304.4	$296.7	$301.9	$311.7
Loss on Litigation Settlement	–	(4.1)	–	–	–	–	–	–	–
Non-Recurring Items[4]	(2.8)	(2.3)	(5.5)	(6.2)	–	–	(0.7)	(0.7)	–
Core Noninterest Expense (Non-GAAP)	**$ 367.6**	**$ 358.6**	**$ 342.1**	**$331.1**	**$327.3**	**$304.4**	**$296.0**	**$301.2**	**$311.7**
Net Income	$ 284.4	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
OTTI Losses on Available-For-Sale Debt Securities	–	24.1	–	–	–	–	–	–	–
Accounting Change (ASC 310 Adjustment)	–	–	–	–	–	–	(4.3)	–	–
Early Buyout on Lease	–	–	–	–	–	(3.1)	–	–	–
Early Loan Termination	–	–	–	–	(4.8)	–	–	–	–
Loss (Gain) on Sale of Securities	2.7	–	–	(4.6)	(7.7)	–	(0.2)	(16.7)	(1.7)
Loss (Gain) on Sale of Stock (Visa/MasterCard)	4.5	–	–	(22.7)	(4.6)	(20.8)	(11.1)	–	–
Gain on Sale of Real Estate	–	–	(6.9)	–	(3.4)	–	(0.4)	(6.4)	–
Loss on Litigation Settlement	–	4.1	–	–	–	–	–	–	–
Other Adjustments[2,3]	–	–	–	–	(7.5)	–	–	–	(0.9)
Non-Recurring Items[4]	2.8	2.3	5.5	6.2	–	–	0.7	0.7	–
Tax reform Bill	–	–	47.6	–	–	–	–	–	–
Tax Adjustments[5]	(2.6)	(8.2)	0.6	8.0	10.6	8.9	5.8	8.1	1.0
Total Core Adjustments	7.4	22.3	46.7	(13.1)	(17.5)	(15.0)	(9.5)	(14.3)	(1.7)
Core Net Income (Non-GAAP)	**$ 291.8**	**$ 286.7**	**$ 230.4**	**$217.1**	**$196.3**	**$201.6**	**$205.0**	**$196.7**	**$198.0**
Core Basic EPS (Non-GAAP)	**$ 2.14**	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**
Core Diluted EPS (Non-GAAP)	**$ 2.13**	**$ 2.09**	**$ 1.65**	**$1.56**	**$1.41**	**$1.45**	**$1.47**	**$1.57**	**$1.79**

Note: Totals may not sum due to rounding.

(1) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassifications described in the footnote to Table 1 of the fourth quarter 2017 earnings release.

(2) Adjustments that are not material to our financial results have not been presented for certain periods.

(3) Other adjustments include a one-time MasterCard signing bonus and a recovery of an investment that was previously written down.

(4) One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank's Executive Change-In-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the year ended December 31, 2018 included public company transition-related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B restricted shares and nonrecurring offering costs. One-time items for the year-ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition-related costs. One-time items for the year-ended December 31, 2016 included public company transition-related costs and nonrecurring offering costs.

(5) Represents the adjustments to net income, tax effected at the Company's effective tax rate, exclusive of one-time tax reform bill expense, for the respective period.

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